                                                                      EXHIBIT 23


CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following registration statements of our report dated March 10, 2006 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a change in method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004 and changes in the methods of accounting for embedded derivatives in modified coinsurance agreements and variable interest entities in 2003), relating to the consolidated financial statements and financial statement schedules of Allstate Life Insurance Company, appearing in this Annual Report on Form 10-K of Allstate Life Insurance Company for the year ended December 31, 2005.

                FORM S-3 REGISTRATION STATEMENT NOS.     FORM N-4 REGISTRATION STATEMENT NOS.
                ------------------------------------     ------------------------------------
                            333-100068                             333-102934
                            333-102319                             333-114560
                            333-102325                             333-114561
                            333-104789                             333-114562
                            333-105331                             333-121691
                            333-112233                             333-121693
                            333-112249
                            333-117685
                            333-119296
                            333-119706
                            333-121739
                            333-121741
                            333-121742
                            333-121745
                            333-121811
                            333-121812
                            333-123847
                            333-125937
                            333-129157

/s/ Deloitte & Touche LLP

Chicago, Illinois
March 13, 2006